________________________________________

                    EMPLOYMENT AND NON-COMPETITION AGREEMENT
                    ________________________________________




                                 BY AND BETWEEN


                                NETCEL360.COM LTD


                                       AND


                                 DENNIS M. SMITH




                            DATED AS OF JUNE 22, 2001

This EMPLOYMENT AND NON-COMPETITION AGREEMENT dated as of June 22, 2001 (the "Effective Date"), by and between NetCel360.com Ltd, a Cayman Islands company (the "Company"), and Dennis M. Smith ("Employee").

     In consideration of Employee's continued employment by the Company, the parties hereto agree as follows:

1. EMPLOYMENT. Subject to earlier termination in accordance with Sections contained within, this Agreement shall be an at-will agreement commencing as of the Effective Date.

     a.     Duties.  The  Company  agrees to employ Employee and Employee agrees
            ------
to serve the Company, as its Chief Strategy Officer, subject to the direction of the Board of Directors of the Company (the "Board"), and to have such authority and duties relative to the operation of the Company as may be determined by the Board. In addition, Employee agrees, if requested by Vsource, Inc., the Company's parent ("Vsource"), to serve as a Director and Chief Strategy Officer of Vsource subject to the direction of the Board of Directors of Vsource, with such authority and duties relative to the operation of Vsource as may be determined by the Board of Directors of Vsource.

     b.     Term.  The  initial  term  of  this  Agreement  shall  be  from  the
            ----
Effective Date hereof until the day that is two years after the Effective Date (the "Initial Term"). This Agreement shall renew automatically for additional one (1) year terms unless either party gives notice of termination not less than 90 days prior to the end of the existing term.

     c.     Best  Efforts.  During  the  term  of  his  employment  under  this
            -------------
Agreement, Employee shall devote his full business time, attention, skill, and efforts to the faithful performance of his duties hereunder, and will use his best efforts to advance the interests of the Company, the Company's parent company and any subsidiaries thereof (the "Vsource Companies").

     d.     Eligibility.  This  Agreement  and the benefits contained herein are
            -----------
contingent upon Employee's being authorized to work and reside in the host country in which the Company elects to base Employee (the "Host Country"). If Employee loses his authorization to work in the Host Country at any time, for any reason during the life of this Agreement, the Company will consider Employee's circumstances, but may, at its sole discretion, consider all, or any portion of this Agreement void.

     e.     Statutory  Benefits.  Employee  understand  and  agree  that  the
            -------------------
differential payments and adjustments described below as well as any other allowances or gratuities provided by the Company under this Agreement are, at the election of the Company, in substitution for the statutory benefits required under the laws of the Host Country to compensate employees who are not entitled to receive these contractual benefits.

2. COMPENSATION. The Company shall pay to Employee, as consideration for the services to be rendered by Employee hereunder, a base salary of US$66,562.50 per year (the "Base Salary"). Employee shall be eligible for a target incentive bonus ("Bonus") equal to 100% of Employee's Base Salary, which shall be payable upon the achievement of performance targets to be set by the Compensation
Committee  of  Vsource's  Board  of  Directors  (the  "Compensation Committee").

3. STOCK OPTIONS, RESTRICTED STOCK AND SIMILAR TYPES OF COMPENSATION BENEFITS. Stock option grants, participation in restricted stock programs or deferred compensation programs and other similar types of compensation plans will be decided by the Board of Directors of Vsource but in any event will be on generally the same terms and conditions made available to other members of senior management of the Vsource Companies. Notwithstanding the foregoing, the Company agrees, subject to Vsource obtaining approval of its shareholders, to grant Employee:

     (a) an option to acquire a number of shares of Vsource's common stock (the "Common Stock") equal to three percent (3.0%) of Vsource's outstanding Common Stock, calculated on a fully diluted basis, on the date of grant. If at any time after the issuance of such option and prior to February 15, 2002, Vsource issues additional shares of Common Stock or securities convertible into or exchangeable for shares of Common Stock, then, subject to shareholder approval, the Company shall issue Employee an additional option for a number of shares of Common Stock so that in the aggregate Employee will have been granted options to acquire three percent (3.0%) of the Company's outstanding Common Stock, calculated on a fully diluted basis, as of February 15, 2002. These options will have an exercise price of $0.10 per share and will vest in accordance with the following schedule: 50% will vest on the date hereof, and the balance will vest in a series of four successive equal quarterly installments of 12.5% each, beginning on the date that is three months after the date hereof. The other terms of these options will be as determined by the Board of Directors of Vsource.

     (b) an option to purchase 1,331,250 shares of Vsource's Common Stock. This option will have an exercise price of $0.10 per share and will vest in a series of four successive equal quarterly installments of 25% each, beginning on the date that is three months after the date hereof. The other terms of this option will be as determined by the Board of Directors of Vsource. The option granted in this paragraph (b) will not be included when the Company calculates the size of the options required to be granted under paragraph (a) of this
Section  3.

     (c) an option to purchase 229,241 shares of Vsource's Common Stock. This option will have an exercise price of $0.01 per share and 100% of this option will vest on March 23, 2002. The other terms of this option will be as determined by the Board of Directors of Vsource. The option granted in this paragraph (c) will not be included when the Company calculates the size of the options required to be granted under paragraph (a) of this Section 3.

4.     BENEFITS.  All  air  transportation  will  be  Business  Class.

5. EXPENSES. Upon presentation of proper vouchers, receipts or other proof, Employee shall be reimbursed promptly by the Company for all reasonable travel and other expenses incurred by Employee in connection with performing his employment obligations hereunder.

6. VACATIONS. Employee shall be entitled to four (4) weeks paid vacation per year during the term of his employment.

7.     TERMINATION  OF  EMPLOYMENT.

     a.     By  the  Employee.  Employee's  employment  may  be  terminated  by
            -----------------
Employee, without cause (a "Voluntary Termination") (i) during the Initial Term, at any time during the period comprised of the last 90 days of the Initial Term, and (ii) at any time after the Initial Term, in each case upon 90 days written notice to the Company.

     b.     By  the  Company.  Employee's  employment  may  be terminated by the
            ----------------
Company:

          i. immediately, in the event that (1) Employee is convicted or pleads guilty or nolo contendere to a felony or a crime of moral turpitude,
     (2) the Board determines in good faith that Employee has been grossly negligent or acted dishonestly to the material detriment of the Company,
     (3) Employee willfully disobeys the instructions or mandates of the Board and such disobedience continues after Employee is afforded a reasonable opportunity to cure such disobedience, or (4) the Board makes a good faith determination that Employee has engaged in actions amounting to willful misconduct or failed to perform his duties hereunder and such failure continues after Employee is afforded reasonable opportunity to cure such failure (each of (1), (2), (3) or (4), refereed to herein as a "Termination for Actual Cause"); or

          ii. immediately, in the event that Employee is indicted or otherwise formally charged with a felony or a crime of moral turpitude, in which case the Board may, upon three (3) days written notice, suspend Employee's employment by the Company. Thereafter, all payments of salary and bonuses, if any, to which Employee otherwise would be entitled under this Agreement shall be paid into an interest bearing escrow account. In the event that Employee shall be acquitted of such charges or such charges shall otherwise be dismissed, Employee shall be reinstated as an employee, and all salary and accrued bonuses paid into escrow, plus accrued interest, shall be paid to Employee. In the event Employee shall be convicted or pleads guilty or nolo contendere to such charges and his employment is terminated hereunder; all salary and accrued bonuses paid into escrow plus accrued interest, shall be paid over to the Company, and for purposes of this Agreement, Employee's employment shall be deemed to have terminated as of the date of his suspension.

          iii. the Board of Directors, in its discretion, resolves to terminate Employee's employment for any reason other than those set forth in sub-sections b(i) or b(ii) above, upon 90 days notice to Employee.

     c.     Death of Employee.  In the event of Employee's death during the term
            -----------------
of his employment, Employee's employment pursuant to this Agreement shall be deemed to have terminated on the last day of the calendar month during which Employee's death occurred.

     d.     Disability.  In  the  event Employee is unable to perform his normal
            ----------
duties by reason of disability, then at the sole discretion of the Board, Employee's employment pursuant to this Agreement may be treated as having been terminated on the last day of the calendar month during which Employee shall have been deemed disabled. For purposes of this Section, "disability" shall mean the inability of Employee to perform his normal duties under this Agreement for a cumulative period in excess of six (6) months within any twelve (12) month period due to illness, injury, incapacity or other disability, either physical or mental.

8.   SEVERANCE.

     a.     Voluntary  Termination,  Termination for Actual Cause or Termination
            --------------------------------------------------------------------
Without  Cause.  In  the  event of Voluntary Termination, Termination for Actual
--------------
Cause or a termination by the Company of Employee's employment without cause, the Company shall pay to Employee, in full discharge of its obligations hereunder, Base Salary through the date specified in the applicable notice as the termination date (the "Termination Date") of his employment; provided, that in the case of a Voluntary Termination, if the Company permits Employee to terminate employment on a date earlier than the Termination Date, then the Company shall only be obligated to pay Employee's Base Salary through such earlier date; and provided, further, that in the case of termination by the Company of Employee's employment without cause, the Company may, at its option, elect to pay Employee the Base Salary payable Employee through the Termination Date, and require Employee to leave the Company's offices immediately or any other time designated by the Company prior to the Termination Date.

     b.     Death  or Disability.  In event Employee's employment by the Company
            --------------------
terminates on account of Employee's death or disability, the Company shall pay to Employee (or his estate), in full discharge of its obligations hereunder, Employee's Base Salary through the Termination Date.

9. NON-COMPETITION. Employee covenants and agrees that during the term of Employee's employment with the Company and for a period (the "Non-Compete Period") commencing on the Termination Date and ending on the date which is one
(1) year from the date of the final payment by the Company to Employee pursuant to this Agreement, Employ will refrain from: (i) directly or indirectly (as a director, officer, employee, manager, consultant, independent contractor, advisor or otherwise) engaging in competition with, or owning any interest in, performing any services for, participating in or being connected with any business or organization which engages in competition with any of the Vsource Companies (ii) soliciting directly or indirectly the patronage of any person with whom Employee has had personal contact or dealings on behalf of any of the Vsource Companies during the twelve (12) month period immediately preceding the Termination Date, or (iii) directly or indirectly employing, soliciting for employment, or advising or recommending to any other person that they employ or solicit for employment, any employee of any of the Vsource Companies.

     In connection with the foregoing provisions of this Section 9, Employee represents that his experience, capabilities and circumstances are such that the provisions of these Sections will not prevent him from earning a livelihood and that the limitations set forth herein are reasonable and properly required for the adequate protection of the Company.

9.   CONFIDENTIAL  INFORMATION.

     a.     Non-Disclosure.  Employee  agrees  not  to  use  other  than for the
            --------------
benefit of the Vsource Companies and to keep confidential, during the term of Employee's employment with the Company and for at least two (2) years thereafter, all information about the Vsource Companies which the Vsource Companies treat as confidential, including, but not limited to, information about customers, marketing plans, marketing techniques, technical information, and possible new products or services, except that Employee will not be required to keep particular items of information confidential after those items of information become generally available to the public without a breach by Employee of Employee's obligations under this Section. Employee covenants and agrees that except in the performance of his duties hereunder, he will not, at any time, directly or indirectly, without the prior written consent of the Company, use or disclose to any person any confidential or proprietary information ("Confidential Information") obtained or developed by him while employed by the Company relating to the business of the Vsource Companies, except information which at the time (i) is available to others in the business or generally known to the public other than as a result of disclosure by him not permitted hereunder, (ii) is lawfully acquired from a third party who is not obligated to a Vsource Company to maintain such information in confidence or
(iii) is used in any dispute or proceedings between the parties and/or Employee is legally compelled to disclose such information; provided, however, that prior
                                                   --------  -------
to any such compelled disclosure, Employee will (a) assert the privileged and confidential nature of the Confidential Information against the third party seeking disclosure and (b) cooperate fully with the Company or any other Vsource Company in protecting against any such disclosure and/or obtaining a protective order narrowing the scope of such disclosure and/or use of the Confidential
Information. In the event that such protection against disclosure is not obtained, Employee will be entitled to disclose the Confidential Information, but only as and to the extent necessary to legally comply with such compelled disclosure.

     b.     Disclosure  to the Company.  Employee shall disclose promptly to the
            --------------------------
Company all new discoveries, ideas, formulae, products, methods, processes, designs, trade secrets, copyrightable material, patentable inventions, or other useful technical information or know-how and all improvements, modifications or alterations of existing discoveries made, discovered, or developed by him, either alone or in conjunction with any other person during the term of his employment by the Company, or using the Vsource Companies' materials or facilities, which discoveries or developments are based on, derived from, or make use of any information directly related to the business disclosed to, or otherwise acquired by, Employee from any of the Vsource Companies during his employment by the Company. Employee agrees that any copyright, patent, trademark, or other proprietary rights in any such discoveries shall be the sole and exclusive property of the Company, and none of the Vsource Companies need account to Employee for any revenue or profit derived therefrom. If by operation of law or otherwise, any or all of the items set forth in Section 9, or any component or element thereof, is considered to be the intellectual property right of Employee, Employee hereby agrees to irrevocably assign to the Company, its successor and assigns, ownership of all United States and international copyrights and all other intellectual property rights available with respect to each such element or item. Employee shall be deemed to have granted the Company an irrevocable power of attorney to execute as Employee's agent any and all documents (including copyright registrations) deemed necessary by the Company to perfect the Company's intellectual properly rights in and to each of the items set forth in this Section.

     c.     Trade  Secrets.  Employee  agrees, in order to effectuate the intent
            --------------
of the parties hereunder with respect to confidentiality of the trade secrets of the Vsource Companies, to return to the Vsource Companies forthwith upon the request of a Vsource Company or the termination of his employment or promptly thereafter, all documents, materials, photographs, memorandums, and all copies or reproductions hereof, or any property of a similar or different nature containing information relating to the business or other Confidential
Information, whether such material was furnished by a Vsource Company, or otherwise. Employee further agrees to use his best efforts and to exercise utmost diligence to protect and guard and keep secret and confidential all Confidential Information that shall come into his possession by reason of his employment by the Company.

     d.     Company  Property.  Employee  agrees  to  return  to  the  Vsource
            -----------------
Companies forthwith upon the request of any Vsource Company or the termination of his employment or promptly thereafter, all other properly belonging to the Vsource Companies.

11. DAMAGES. Employee acknowledges that the Company may suffer irreparable harm, which cannot readily be measured by monetary terms, if Employee breaches his obligations under Section 9 or any other section. Employee agrees and acknowledges that, in the event of any such breach, the Company shall be entitled to cancel any and all shares, and/or options or rights to purchase shares, of its or Vsource's capital stock received by the Employee and/or cancel Employees rights to receive additional compensation pursuant to Section 2 or 3 as compensation for services rendered. Employee further acknowledges and agrees that the Company may obtain injunctive or other equitable relief against Employee to prevent or restrain such breach causing such harm; provided, however, that where such breach involves subject matter that is susceptible of being cured, Employee will cure such breach as promptly as practicable upon notice of such breach to Employee. Such injunctive relief shall be in addition to any other remedies the Company might have under this Agreement or at law.

12.     MISCELLANEOUS.

     a.     Notice.  Any  notices  or other communications to Employee or to the
            ------
Company under or relating to this Agreement must be in writing and will be deemed given when delivered in person or sent by facsimile transmission to the Company or Employee, as the case may be, at the Company's principal offices, or on the third day after the day on which mailed to the Company or Employee, as the case may be, by first class mail addressed to the Company or Employee at the Company's principal offices, except that after the term of this Agreement terminates, any notice or other communication to Employee will be deemed given when delivered in person or sent by facsimile transmission, or on the third day after the day on which mailed by first class mail, to Employee at an address specified by Employee to the Company in the manner provided in this Section (or, if Employee does not specify an address, at the Company's principal offices).

     b.     No  Duplication.  The  payments  and  benefits  received by Employee
            ---------------
hereunder are in addition to, and not duplicative of, payments and benefits received by Employee under Employee's employment and non-competition agreement with NetCel360 Hong Kong Limited dated as of the same date hereof.

     c.     Entire  Agreement;  Amendment.  This Agreement represents the entire
            -----------------------------
understanding of the parties with respect to the subject matter hereof. No termination, revocation, waiver, modification, amendment or supplement to this Agreement shall be binding unless consented to in writing by Employee and the Company.

     d.     Governing Law.  This Agreement shall be interpreted and construed in
            -------------
accordance with the laws of Delaware, without giving effect to the conflict of laws provisions thereof.

     e.     Interpretation.  As  used  in  this  Agreement, the masculine gender
            --------------
shall include the feminine or neuter gender and the plural shall include the singular wherever appropriate. The titles of the paragraphs and sections have been inserted as a matter of convenience of reference only and shall not control or affect the meaning or construction of any of the terms or provisions hereof. Nothing herein shall be construed against or more favorably toward any party by reason of any party having drafted this Agreement or any portion hereof.

     f.     Severability.  Any  provision  of  this  Agreement  that is invalid,
            ------------
illegal or unenforceable in any jurisdiction shall be automatically reformed and construed so as to be valid, operative and enforceable to the maximum extent permitted by law, or if no reformation is permissible, shall be ineffective to the extent of such invalidity, illegality or unenforceability without invalidating or rendering unenforceable the remaining provisions of this Agreement, and any such invalidity, illegality or unenforceability shall not, of itself, affect the validity, legality or enforceability of such provision in any other jurisdiction.

     g.     Counterparts.  This  Agreement  may  be  executed  in  any number of
            ------------
counterparts,  each  of  which  shall  constitute  one  and the same instrument.

     h.     No  Waiver.  No  failure  or  delay  on  the part of either party is
            ----------
exercising any right or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power preclude any other right or power.

     i.     Previous  Employer.  Employee  hereby represents that he is under no
            ------------------
obligation or agreement that would prevent him from being an employee of the Company or adversely impact his ability to perform the expected services for the Company. As a condition of employment, no confidential documents, computer discs, computer stored information, or any other confidential properly of any previous employer are to be brought on the premises or used in any way in your employment by the Company. As a further condition of employment, Employee agrees not to use or disclose the trade secrets or confidential information, if any, of a previous employer in connection with Employee's services for the Company.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first above written.

                                               NetCel360.com  Ltd



                                               By:  /s/  Phillip  E.  Kelly
                                                    --------------------------
                                                    Name:  Phillip  E.  Kelly
                                                    Title:  Director



                                               By:  /s/  Dennis  M.  Smith
                                                    -------------------------
                                                    Dennis  M.  Smith




Nationality:  US  Citizen

                    ________________________________________

                    EMPLOYMENT AND NON-COMPETITION AGREEMENT
                    ________________________________________




                                 BY AND BETWEEN


                           NETCEL360 HONG KONG LIMITED


                                       AND


                                 DENNIS M. SMITH




                            DATED AS OF JUNE 22, 2001

This EMPLOYMENT AND NON-COMPETITION AGREEMENT dated as of June 22, 2001 (the "Effective Date"), by and between NetCel360 Hong Kong Limited, a Hong Kong company (the "Company"), and Dennis M. Smith ("Employee").

     In consideration of Employee's continued employment by the Company, the parties hereto agree as follows:

1. EMPLOYMENT. Subject to earlier termination in accordance with Sections contained within, this Agreement shall be an at-will agreement commencing as of the Effective Date.

     a.     Duties.  The  Company  agrees to employ Employee and Employee agrees
            ------
to serve the Company, as its Chief Strategy Officer, subject to the direction of the Board of Directors of the Company (the "Board"), and to have such authority and duties relative to the operation of the Company as may be determined by the Board.

     b.     Term.  The  initial  term  of  this  Agreement  shall  be  from  the
            ----
Effective Date hereof until the day that is two years after the Effective Date (the "Initial Term"). This Agreement shall renew automatically for additional one (1) year terms unless either party gives notice of termination not less than 90 days prior to the end of the existing term.

     c.     Best  Efforts.  During  the  term  of  his  employment  under  this
            -------------
Agreement, Employee shall devote his full business time, attention, skill, and efforts to the faithful performance of his duties hereunder, and will use his best efforts to advance the interests of the Company, the Company's parent company and any subsidiaries thereof (the "Vsource Companies").

     d.     Eligibility.  This  Agreement  and the benefits contained herein are
            -----------
contingent upon Employee's being authorized to work and reside in the host country in which the Company elects to base Employee (the "Host Country"). If Employee loses his authorization to work in the Host Country at any time, for any reason during the life of this Agreement, the Company will consider Employee's circumstances, but may, at its sole discretion, consider all, or any portion of this Agreement void.

     e.     Statutory  Benefits.  Employee  understand  and  agree  that  the
            -------------------
differential payments and adjustments described below as well as any other allowances or gratuities provided by the Company under this Agreement are, at the election of the Company, in substitution for the statutory benefits required under the laws of the Host Country to compensate employees who are not entitled to receive these contractual benefits.

2. COMPENSATION. The Company shall pay to Employee, as consideration for the services to be rendered by Employee hereunder, a base salary of US$66,562.50 per year (the "Base Salary"). Employee shall be eligible for a target incentive bonus ("Bonus") equal to 100% of Employee's Base Salary, which shall be payable upon the achievement of performance targets to be set by the Compensation Committee (the "Compensation Committee") of the Board of Directors of Vsource, Inc. ("Vsource").

3. STOCK OPTIONS, RESTRICTED STOCK AND SIMILAR TYPES OF COMPENSATION BENEFITS. Stock option grants, participation in restricted stock programs or deferred compensation programs and other similar types of compensation plans will be decided by the Board of Directors of Vsource but in any event will be on generally the same terms and conditions made available to other members of senior management of the Vsource Companies.

4. BENEFITS. Employee is entitled to participate in the Company's programs for medical, dental, vision, and retirement coverage provided by the Company. All claims against health services should be submitted to the relevant insurance provider. In addition, Employee shall receive the following benefits:

     (a)     Housing:  Employee  will  be reimbursed for all housing expenses up
             -------
to HK$85,000 per month (inclusive of rent, management fees and government rates), plus all utilities.

     (b)     Education:  Employee will be reimbursed for the cost of tuition and
             ---------
related  expenses  for  one  child  attending  Hong  Kong  International School.

5. EXPENSES. Upon presentation of proper vouchers, receipts or other proof, Employee shall be reimbursed promptly by the Company for all reasonable travel and other expenses incurred by Employee in connection with performing his employment obligations hereunder.

6. VACATIONS. Employee shall be entitled to four (4) weeks paid vacation per year during the term of his employment.

7.     TERMINATION  OF  EMPLOYMENT.

     a.     By  the  Employee.  Employee's  employment  may  be  terminated  by
            -----------------
Employee, without cause (a "Voluntary Termination") (i) during the Initial Term, at any time during the period comprised of the last 90 days of the Initial Term, and (ii) at any time after the Initial Term, in each case upon 90 days written notice to the Company.

     b.     By  the  Company.  Employee's  employment  may  be terminated by the
            ----------------
Company:

          i. immediately, in the event that (1) Employee is convicted or pleads guilty or nolo contendere to a felony or a crime of moral turpitude,
     (2) the Board determines in good faith that Employee has been grossly negligent or acted dishonestly to the material detriment of the Company,
     (3) Employee willfully disobeys the instructions or mandates of the Board and such disobedience continues after Employee is afforded a reasonable opportunity to cure such disobedience, or (4) the Board makes a good faith determination that Employee has engaged in actions amounting to willful misconduct or failed to perform his duties hereunder and such failure continues after Employee is afforded reasonable opportunity to cure such failure (each of (1), (2), (3) or (4), refereed to herein as a "Termination for Actual Cause"); or

          ii. immediately, in the event that Employee is indicted or otherwise formally charged with a felony or a crime of moral turpitude, in which case the Board may, upon three (3) days written notice, suspend Employee's employment by the Company. Thereafter, all payments of salary and bonuses, if any, to which Employee otherwise would be entitled under this Agreement shall be paid into an interest bearing escrow account. In the event that Employee shall be acquitted of such charges or such charges shall otherwise be dismissed, Employee shall be reinstated as an employee, and all salary and accrued bonuses paid into escrow, plus accrued interest, shall be paid to Employee. In the event Employee shall be convicted or pleads guilty or nolo contendere to such charges and his employment is terminated hereunder; all salary and accrued bonuses paid into escrow plus accrued interest, shall be paid over to the Company, and for purposes of this Agreement, Employee's employment shall be deemed to have terminated as of the date of his suspension.

          iii. the Board of Directors, in its discretion, resolves to terminate Employee's employment for any reason other than those set forth in sub-sections b(i) or b(ii) above, upon 90 days notice to Employee.

     c.     Death of Employee.  In the event of Employee's death during the term
            -----------------
of his employment, Employee's employment pursuant to this Agreement shall be deemed to have terminated on the last day of the calendar month during which Employee's death occurred.

     d.     Disability.  In  the  event Employee is unable to perform his normal
            ----------
duties by reason of disability, then at the sole discretion of the Board, Employee's employment pursuant to this Agreement may be treated as having been terminated on the last day of the calendar month during which Employee shall have been deemed disabled. For purposes of this Section, "disability" shall mean the inability of Employee to perform his normal duties under this Agreement for a cumulative period in excess of six (6) months within any twelve (12) month period due to illness, injury, incapacity or other disability, either physical or mental.

8.   SEVERANCE.

     a.     Voluntary  Termination,  Termination for Actual Cause or Termination
            --------------------------------------------------------------------
Without  Cause.  In  the  event of Voluntary Termination, Termination for Actual
--------------
Cause or a termination by the Company of Employee's employment without cause, the Company shall pay to Employee, in full discharge of its obligations hereunder, Base Salary through the date specified in the applicable notice as the termination date (the "Termination Date") of his employment; provided, that in the case of a Voluntary Termination, if the Company permits Employee to terminate employment on a date earlier than the Termination Date, then the Company shall only be obligated to pay Employee's Base Salary through such earlier date; and provided, further, that in the case of termination by the Company of Employee's employment without cause, the Company may, at its option, elect to pay Employee the Base Salary payable Employee through the Termination Date, and require Employee to leave the Company's offices immediately or any other time designated by the Company prior to the Termination Date.

     b.     Death  or Disability.  In event Employee's employment by the Company
            --------------------
terminates on account of Employee's death or disability, the Company shall pay to Employee (or his estate), in full discharge of its obligations hereunder, Employee's Base Salary through the Termination Date.

9. NON-COMPETITION. Employee covenants and agrees that during the term of Employee's employment with the Company and for a period (the "Non-Compete Period") commencing on the Termination Date and ending on the date which is one
(1) year from the date of the final payment by the Company to Employee pursuant to this Agreement, Employ will refrain from: (i) directly or indirectly (as a director, officer, employee, manager, consultant, independent contractor, advisor or otherwise) engaging in competition with, or owning any interest in, performing any services for, participating in or being connected with any business or organization which engages in competition with any of the Vsource Companies (ii) soliciting directly or indirectly the patronage of any person with whom Employee has had personal contact or dealings on behalf of any of the Vsource Companies during the twelve (12) month period immediately preceding the Termination Date, or (iii) directly or indirectly employing, soliciting for employment, or advising or recommending to any other person that they employ or solicit for employment, any employee of any of the Vsource Companies.

     In connection with the foregoing provisions of this Section 9, Employee represents that his experience, capabilities and circumstances are such that the provisions of these Sections will not prevent him from earning a livelihood and that the limitations set forth herein are reasonable and properly required for the adequate protection of the Company.

9.   CONFIDENTIAL  INFORMATION.

     a.     Non-Disclosure.  Employee  agrees  not  to  use  other  than for the
            --------------
benefit of the Vsource Companies and to keep confidential, during the term of Employee's employment with the Company and for at least two (2) years thereafter, all information about the Vsource Companies which the Vsource Companies treat as confidential, including, but not limited to, information about customers, marketing plans, marketing techniques, technical information, and possible new products or services, except that Employee will not be required to keep particular items of information confidential after those items of information become generally available to the public without a breach by Employee of Employee's obligations under this Section. Employee covenants and agrees that except in the performance of his duties hereunder, he will not, at any time, directly or indirectly, without the prior written consent of the Company, use or disclose to any person any confidential or proprietary information ("Confidential Information") obtained or developed by him while employed by the Company relating to the business of the Vsource Companies, except information which at the time (i) is available to others in the business or generally known to the public other than as a result of disclosure by him not permitted hereunder, (ii) is lawfully acquired from a third party who is not obligated to a Vsource Company to maintain such information in confidence or
(iii) is used in any dispute or proceedings between the parties and/or Employee is legally compelled to disclose such information; provided, however, that prior
                                                   --------  -------
to any such compelled disclosure, Employee will (a) assert the privileged and confidential nature of the Confidential Information against the third party seeking disclosure and (b) cooperate fully with the Company or any other Vsource Company in protecting against any such disclosure and/or obtaining a protective order narrowing the scope of such disclosure and/or use of the Confidential
Information. In the event that such protection against disclosure is not obtained, Employee will be entitled to disclose the Confidential Information, but only as and to the extent necessary to legally comply with such compelled disclosure.

     b.     Disclosure  to the Company.  Employee shall disclose promptly to the
            --------------------------
Company all new discoveries, ideas, formulae, products, methods, processes, designs, trade secrets, copyrightable material, patentable inventions, or other useful technical information or know-how and all improvements, modifications or alterations of existing discoveries made, discovered, or developed by him, either alone or in conjunction with any other person during the term of his employment by the Company, or using the Vsource Companies' materials or facilities, which discoveries or developments are based on, derived from, or make use of any information directly related to the business disclosed to, or otherwise acquired by, Employee from any of the Vsource Companies during his employment by the Company. Employee agrees that any copyright, patent, trademark, or other proprietary rights in any such discoveries shall be the sole and exclusive property of the Company, and none of the Vsource Companies need account to Employee for any revenue or profit derived therefrom. If by operation of law or otherwise, any or all of the items set forth in Section 9, or any component or element thereof, is considered to be the intellectual property right of Employee, Employee hereby agrees to irrevocably assign to the Company, its successor and assigns, ownership of all United States and international copyrights and all other intellectual property rights available with respect to each such element or item. Employee shall be deemed to have granted the Company an irrevocable power of attorney to execute as Employee's agent any and all documents (including copyright registrations) deemed necessary by the Company to perfect the Company's intellectual properly rights in and to each of the items set forth in this Section.

     c.     Trade  Secrets.  Employee  agrees, in order to effectuate the intent
            --------------
of the parties hereunder with respect to confidentiality of the trade secrets of the Vsource Companies, to return to the Vsource Companies forthwith upon the request of a Vsource Company or the termination of his employment or promptly thereafter, all documents, materials, photographs, memorandums, and all copies or reproductions hereof, or any property of a similar or different nature containing information relating to the business or other Confidential
Information, whether such material was furnished by a Vsource Company, or otherwise. Employee further agrees to use his best efforts and to exercise utmost diligence to protect and guard and keep secret and confidential all Confidential Information that shall come into his possession by reason of his employment by the Company.

     d.     Company  Property.  Employee  agrees  to  return  to  the  Vsource
            -----------------
Companies forthwith upon the request of any Vsource Company or the termination of his employment or promptly thereafter, all other properly belonging to the Vsource Companies.

11. DAMAGES. Employee acknowledges that the Company may suffer irreparable harm, which cannot readily be measured by monetary terms, if Employee breaches his obligations under Section 9 or any other section. Employee agrees and acknowledges that, in the event of any such breach, the Company shall be entitled to cancel any and all shares, and/or options or rights to purchase shares, of its or Vsource's capital stock received by the Employee and/or cancel Employees rights to receive additional compensation pursuant to Section 2 or 3 as compensation for services rendered. Employee further acknowledges and agrees that the Company may obtain injunctive or other equitable relief against Employee to prevent or restrain such breach causing such harm; provided, however, that where such breach involves subject matter that is susceptible of being cured, Employee will cure such breach as promptly as practicable upon notice of such breach to Employee. Such injunctive relief shall be in addition to any other remedies the Company might have under this Agreement or at law.

12.  MISCELLANEOUS.

     a.     Notice.  Any  notices  or other communications to Employee or to the
            ------
Company under or relating to this Agreement must be in writing and will be deemed given when delivered in person or sent by facsimile transmission to the

Company or Employee, as the case may be, at the Company's principal offices, or on the third day after the day on which mailed to the Company or Employee, as the case may be, by first class mail addressed to the Company or Employee at the Company's principal offices, except that after the term of this Agreement terminates, any notice or other communication to Employee will be deemed given when delivered in person or sent by facsimile transmission, or on the third day after the day on which mailed by first class mail, to Employee at an address specified by Employee to the Company in the manner provided in this Section (or, if Employee does not specify an address, at the Company's principal offices).

     b.     No  Duplication.  The  payments  and  benefits  received by Employee
            ---------------
hereunder are in addition to, and not duplicative of, payments and benefits received by Employee under Employee's employment and non-competition agreement with NetCel360.com Ltd dated as of the same date hereof.

     c.     Entire  Agreement;  Amendment.  This Agreement represents the entire
            -----------------------------
understanding of the parties with respect to the subject matter hereof. No termination, revocation, waiver, modification, amendment or supplement to this Agreement shall be binding unless consented to in writing by Employee and the Company.

     d.     Governing Law.  This Agreement shall be interpreted and construed in
            -------------
accordance with the laws of Hong Kong, without giving effect to the conflict of laws provisions thereof.

     e.     Interpretation.  As  used  in  this  Agreement, the masculine gender
            --------------
shall include the feminine or neuter gender and the plural shall include the singular wherever appropriate. The titles of the paragraphs and sections have been inserted as a matter of convenience of reference only and shall not control or affect the meaning or construction of any of the terms or provisions hereof. Nothing herein shall be construed against or more favorably toward any party by reason of any party having drafted this Agreement or any portion hereof.

     f.     Severability.  Any  provision  of  this  Agreement  that is invalid,
            ------------
illegal or unenforceable in any jurisdiction shall be automatically reformed and construed so as to be valid, operative and enforceable to the maximum extent permitted by law, or if no reformation is permissible, shall be ineffective to the extent of such invalidity, illegality or unenforceability without invalidating or rendering unenforceable the remaining provisions of this Agreement, and any such invalidity, illegality or unenforceability shall not, of itself, affect the validity, legality or enforceability of such provision in any other jurisdiction.

     g.     Counterparts.  This  Agreement  may  be  executed  in  any number of
            ------------
counterparts,  each  of  which  shall  constitute  one  and the same instrument.

     h.     No  Waiver.  No  failure  or  delay  on  the part of either party is
            ----------
exercising any right or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power preclude any other right or power.

     i.     Previous  Employer.  Employee  hereby represents that he is under no
            ------------------
obligation or agreement that would prevent him from being an employee of the Company or adversely impact his ability to perform the expected services for the Company. As a condition of employment, no confidential documents, computer discs, computer stored information, or any other confidential properly of any previous employer are to be brought on the premises or used in any way in your employment by the Company. As a further condition of employment, Employee agrees not to use or disclose the trade secrets or confidential information, if any, of a previous employer in connection with Employee's services for the Company.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first above written.

                                              NetCel360  Hong  Kong  Limited


                                              By:  /s/  Phillip  E.  Kelly
                                                   --------------------------
                                                   Name:  Phillip  E.  Kelly
                                                   Title:  Director



                                              By:  /s/  Dennis  M.  Smith
                                                   --------------------------
                                                   Dennis  M.  Smith

Nationality:  US  Citizen